Important Notice Regarding Change in Investment Policy

TrueShares Eagle Global Renewable Energy Income ETF (“RNWZ”) (the “Fund”)

A series of Elevation Series Trust (the “Trust”)

Supplement dated May 8, 2026, to the Summary Prospectus, Prospectus, and

Statement of Additional Information ("SAI") dated April 30, 2026.

Effective on or shortly after July 7, 2026, the Fund’s investment strategy will be revised to remove “renewable energy” and focus on next generation power infrastructure companies. The Fund’s current 80% investment policy will be replaced with the following:

“Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in Power Infrastructure Companies. The Fund defines Power Infrastructure Companies as those deriving at least 50% of their revenues or profits from the development, operation, ownership, financing, or maintenance of assets, systems, and/or services that support the generation, production, transmission, distribution, storage, or management of electrical power. Electrical power includes Next Gen power sources (e.g., solar, wind, biofuels, natural gas, hydro, nuclear, and geothermal) and conventional power sources (e.g., coal and oil).”

Additionally, effective on or shortly after July 7, 2026, the Fund will be renamed as the TrueShares Eagle Global Next Gen Power Infrastructure ETF, change its ticker symbol to PWRZ, and migrate from the NYSE Arca, Inc. exchange to Cboe BZX Exchange, Inc.

Additional information will be provided to shareholders once the changes are effective.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (877) 774-TRUE (8783).

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This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information dated April 30, 2026, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (877) 774-TRUE (8783).